Investor Presentation November 2012 Exhibit 99.1

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview BEE’s Unique Value Proposition 1

o
The only pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in pristine condition
o
Embedded organic growth through revenue growth and ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, approximately $750,000 per key
o
Balance sheet positioned for growth
The best investment proposition in the lodging space

BEE’s Unique Value Proposition

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE’s Unique Value Proposition 3 Proven Investment Track Record Industry Leading Asset Management High-end, Unique & Irreplaceable Hotel & Resort Portfolio

Highlights
o
Best portfolio in public markets
o
Locations in high-barrier-to-entry markets
o
City-center and resort destinations
o
World-class amenities
o
No new supply in BEE’s markets
Westin St. Francis Ritz-Carlton Laguna Niguel InterContinental Chicago
BEE’s Unique Value Proposition

High-end, Unique
& Irreplaceable
Hotel & Resort
Portfolio

STRATEGIC™
Hotels & Resorts

MICHAEL JORDAN'S

LUXURY. OWNED AND MANAGED.™

Highlights
o
Execution of complex and accretive restructurings
o
Assessment and development of ROI projects
o
Recent success in acquiring hotels through
off-market transactions
o
Maximized proceeds through well-timed
asset sales
Hotel del Coronado Michael Jordan’s Steak House Fairmont Scottsdale Princess
BEE’s Unique Value Proposition

Proven
Investment
Track Record

STRATEGIC™ Hotels & Resorts

$80
$60
$40
$20
$0
$72
$68
$65
$49
$46
$46
BEE
LHO
PEB
SHO
HST
DRH

LUXURY. OWNED AND MANAGED.™

Highlights
o
Highest EBITDA per room in competitive
set
o
Sustained market share penetration
and revenue growth
o
Implemented cost cutting initiatives
in advance of recession
o
Maintaining fixed cost reductions
in recovery
o
Strong relationships with and rigorous
oversight of brand managers
EBITDA Per Available Room
Annual RevPAR Index
BEE’s Unique Value Proposition
Note: All metrics represent full-year 2011 results.
BEE portfolio reflects Total United States portfolio as of 12/31/2011.
Source: Public filings
Source: Smith Travel Research

112.0
110.8
109.4
112.1
113.7
113.8
100
104
108
112
116
120
2007 2008 2009 2010 2011 TTM
Industry Leading
Asset
Management

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Company Overview 7

STRATEGIC™
Hotels & Resorts

FOUR SEASONS Hotels and Resorts
Fairmont HOTELS & RESORTS
INTER-CONTINENTAL HOTELS AND RESORTS
WESTIN HOTELS & RESORTS
JW MARRIOTT
THE RITZ-CARLTON
FOUR SEASONS Hotels and Resorts
Fairmont HOTELS & RESORTS
Marriott HOTELS · RESORTS · SUITES
FOUR SEASONS Hotels and Resorts
Marriott HOTELS · RESORTS · SUITES
Marriott HOTELS · RESORTS · SUITES
LOEWS HOTELS
THE RITZ-CARLTON
HYATT REGENCY
HOTEL DEL CORONADO
INTER-CONTINENTAL HOTELS AND RESORTS
FOUR SEASONS Hotels and Resorts

LUXURY. OWNED AND MANAGED.™

Top-Tier Market Exposure
Jackson Hole
Silicon Valley

New York
Punta Mita Resort
Santa Monica Beach Hotel
Halfoon Bay
La Jolla
St. Francis
Laguna Niguel
Hamburg, Germany
Chicago
Lincolnshire Resort
Chicago
Miami
Washington, D.C.
London, England
Scottsdale
18 hotels located in primary gateway cities and high barrier to entry markets;
including 8,271 rooms and 851,600 square feet of meeting space

Essex House Transaction - Background

o
Iconic and irreplaceable location on Central Park South
o
The property currently has 509 hotel guest rooms and
nine unsold condo units
o
11,600 square feet of meeting space
o
F&B outlets include Southgate restaurant and bar
o
An affiliate of the Company previously owned the
property and sold for $440 million in 2005 (605 keys)
o
Between 2005 and 2007, the owners of the property
invested approximately $90 million in the hotel lobby
and guestrooms

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Essex House Transaction - Summary

o
Total purchase price of $362.3 million, net of acquired cash price reflects $685,000 per unit
o
Replacement cost estimate of $1.5 million per key
o
Purchased in a joint-venture with KSL Capital Partners, LLC
o
Strategic 51% / KSL Capital 49%
o
$190.0 million first mortgage
o
LIBOR + 400 basis points (75 basis point LIBOR floor)
o
5-year term (including extensions)
o
Signed a 50-year management agreement to rebrand the
hotel as the JW Marriott Essex House New York
o
Includes an 8-year NOI guarantee of $21.5 million
annually (with funding caps; $40 million maximum)
o
$16.7 million PIP (through 2014)

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Notable 2009
capital projects
Notable 2010
capital projects
Notable 2011
capital projects
Four Seasons Washington, D.C. Lobby
Westin St. Francis Michael Mina
Bourbon Steak
InterContinental Miami Guestroom
Portfolio Well-Positioned to Enhance Cash Flow Growth

Notable 2012
capital projects
Rendering of Fairmont Scottsdale
Princess Ballroom
o
Fairmont Scottsdale Princess – New Ballroom
o
InterContinental Miami – Public space revitalization and
restaurant re-concept
o
InterContinental Miami – Guestroom renovation
o
InterContinental Chicago – Michael Jordan’s Steak House
o
Four Seasons Washington, D.C. – Retail outlet renovation
o
Marriott Lincolnshire Resort – Lobby renovation
o
Westin St. Francis – Michael Mina Steakhouse conversion
o
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
o
Westin St. Francis – Clock Bar

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Four Seasons Washington, D.C.
o
o
Four Seasons Jackson Hole
o
InterContinental Chicago
o
Westin St. Francis
o
Loews Santa Monica Beach Hotel
o
Potential Capital Projects in the Pipeline

Ritz-Carlton Laguna Niguel
o
ENO Wine Room
Meeting space upgrade & expansion
Restaurant re-concept
North tower guestroom renovation
Guestroom enhancement
Exterior upgrade
ENO Wine Room
Significant ROI capital investment opportunities within existing portfolio;
rigorous analysis and approval process for each project

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Industry Update 13

STRATEGIC™ Hotels & Resorts

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

LUXURY. OWNED AND MANAGED.™

o
Lodging demand historically correlates with GDP (~80%) but potential exists for near-term disconnect, particularly at the high-end
o
Customer demographics for luxury / high-end very strong – corporate America and college educated consumers
o
Supply growth remains historically low and development pipeline indicates muted supply for the next several years
Source:  Smith Travel Research
Lodging Outlook

Demand growth exceeds supply growth by 290 bps which should
result in significant ADR growth as recovery continues
-7%
-5%
-3%
-1%
1%
3%
5%
7%
9%
Supply % Change Demand % Change
+ 2.9%
Total U.S. Supply & Demand Change (TTM)

1989
1990
1991
1992
1993
1994
1994
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

LUXURY. OWNED AND MANAGED.™

Source:  Smith Travel Research
Note: Data represents trends within the United States
o
Luxury supply growth was historically lower leading into the recent recession
o
Projects in planning or under construction have decreased significantly
o
1-2 years estimated time to permit; 3 years estimated time to build a luxury hotel
o
Economic proposition of hotel construction challenging with replacement cost estimated at over $700,000 per key
Favorable Supply Outlook
Year-Over-Year % Supply Growth
1988 – Q3 2012
Average: 3.9%

(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14%

1988
1991
1994
1997
2000
2003
2006
2009
2012E

2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

LUXURY. OWNED AND MANAGED.™

16
Source:  Smith Travel Research and PWC
Source:  Smith Travel Research
Luxury
Outperformance:
2.2% CAGR
Luxury
Outperformance:
4.1% CAGR
Annual % Change in RevPAR Quarterly Luxury Room Night Demand (000s)
o
o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 109% or 8.5% annually
o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually
Luxury outperformed Total U.S. hotels
2.0% - 4.0% in previous two downturns
Luxury room night demand
currently at all-time highs
Luxury Hotels Outperform in a Recovery
22%

-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
Total U.S. Luxury
10,000
15,000
20,000
25,000
30,000
35,000
o
Overall luxury room nights sold are 22% higher than 2007
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns

STRATEGIC™
Hotels & Resorts

$300
$240
$180
$120
$60
$0
$243
$203
$193
$180
$167
$164
BEE
PEB
LHO
HST
SHO
DRH

$200
$150
$100
$50
$0
$172
$159
$148
$130
$124
$123
BEE
PEB
LHO
HST
SHO
DRH

$200
$160
$120
$80
$40
$0
$161
$85
$77
$76
$54
$52
BEE
PEB
HST
LHO
SHO
DRH

$80
$60
$40
$20
$0
$72
$68
$65
$49
$46
$46
BEE
LHO
PEB
SHO
HST
DRH

LUXURY. OWNED AND MANAGED.™

ADR RevPAR
EBITDA Per Available Room Non – Rooms Revenue Per Available Room
Note: All metrics represent full-year 2011 results
BEE portfolio reflects Total United States portfolio as of 12/31/2011
Source: Public filings
BEE Outperforms Competitors

BEE delivers industry leading results

o
Total RevPAR is key top-line performance metric
o
Focus on maximizing RevPAR, non-rooms revenue, and yield per square foot
BEE Total Revenue Mix Peers Total Revenue Mix
Note: All metrics represent the full-year 2011. BEE portfolio reflects the North America Same Store portfolio
Peers include: DRH, HST, LHO, PEB, SHO
Source: Public filings
BEE Revenue Mix Compared to Peers
Rooms
Other
Food &
Beverage
Rooms
Other
Food &
Beverage

BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing yield per square foot from our hotels
54%
36%
10%
65%
29%
6%

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

19
Note: Statistics represent the full year 2011. Portfolio reflects the North America Same Store portfolio
BEE Occupied Room Nights Mix BEE Room Revenue Mix
o
Targeted mix of business ~50% / 50% group / transient
o
Group business typically yields higher non-rooms revenue than transient business
43% Group 40% Group
57% Transient 60% Transient
BEE Revenue Mix

BEE total revenue driven heavily by group business and ancillary group spend; still significant capacity to grow group business
Transient - Other Transient - Negotiated Group - Association
Group - Corporate
Group - Other
36%
21%
10%
27%
6%
40%
20%
9%
26%
5%

BEE
(1)
Peers
Peer margins
@ BEE
Revenue Mix
Revenue
  Rooms 54% 65% 54%
  Food & Beverage 36% 29% 36%
  Other 10% 6% 10%
Total 100% 100% 100%
Departmental Profit Margin
Rooms 71% 73% 73%
Food & Beverage 26% 27% 27%
EBITDA 21% 24% 18%
3% better than peers
(1) Portfolio includes all North American hotels owned for the full year 2011
Peers include:  DRH, HST, LHO, PEB, & SHO
Source: Public filings
Industry Leading Operating Margins

BEE’s margins significantly outperform when adjusted for same revenue mix

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Operating Trends 21

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Group pace remains the most reliable forward looking indicator
o
Booking window has shortened forcing more reliance on room nights booked ITYFTY
(“in-the-year-for-the-year”)
Year-Over-Year Group Pace
Assuming similar production as 2011,
group room nights 14% below peak
*2012 production in the year assumes the same production as in 2011
Group Booking Outlook

Group room nights on the books for 2012 are 0.1% lower compared to same time last year; ADR up approximately 3.5% compared to 2011 rate
Group room nights on the books for 2013 are up approximately 6%
compared to 2012; ADR up approximately 2% compared to 2012 rate
0
200,000
400,000
600,000
800,000
1,000,000
2007 2008 2009 2010 2011 2012*
Definite through September Production in the year

Occupancy: -4 pts. from Peak

ADR: -4% from Peak

RevPAR: -7% from Peak

EBITDA: -18% from Peak

LUXURY. OWNED AND MANAGED.™

Occupancy ADR
RevPAR Property EBITDA (in millions)
Embedded Portfolio Growth

Note: North America Same Store portfolio, excludes: Hotel del Coronado, Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley
          2012 forecast assumes midpoint of guidance range
Operating performance improving; still below peak
$100
$120
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012F
$140
$160
$180
$200
$220
2007 2008 2009 2010 2011 2012F
$120
$160
$200
$240
$280
2007 2008 2009 2010 2011 2012F
60%
64%
68%
72%
76%
80%
2007 2008 2009 2010 2011 2012F

Financial Overview I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview 24

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Raised $665 million in equity:
o $335 mm follow-on public offering (May 2010)
o $145 mm Woodbridge transaction acquiring two Four
Seasons hotels plus PIPE (February 2011)
o $70 mm equity placement to GIC for share in
InterContinental Chicago (June 2011)
o
$115 mm overnight equity offering (April 2012)
Asset sales:
o Sold InterContinental Prague for €110.6mm (December 2010)
o Sold leasehold position at Marriott Paris Champs-Elysees for approximately $60 million (April 2011)
o Sold stake in BuyEfficient for $9mm (January 2011)
Debt repayments:
o Tendered and fully retired $180mm unsecured convertible
recourse notes (May 2010)
Hotel del Coronado complex restructuring (February 2011):
o Negotiated new joint-venture with Blackstone and KSL
o Closed new CMBS mortgage financing totaling $425mm
Accomplishments Since January 1
st
, 2010

Fairmont Scottsdale Princess complex restructuring (June
2011):
o Negotiated new joint venture structure with Walton Street Capital
o Negotiated amendment and extension to CMBS debt for four
years at below market terms
New line of credit (June 2011):
o Reduced lenders in bank syndicate from 21 banks to 10 banks
o Achieved three year term with one year extension
Debt refinancings:
o Seven property loans refinanced totaling nearly $900 million
Preferred equity tender (December 2011):
o Successfully tendered for approximately 22% of outstanding preferred equity at a 15% discount to par plus accrued preferred dividends
Reinstatement of preferred equity dividends (June 2012):
o Paid 14 quarters of preferred equity dividends
Acquired the Essex House in New York City (September
2012):
o Acquired a 51% interest in the property
o Closed new mortgage financing totaling $190.0 million

Key Stats
(a)
Net Debt/EBITDA 7.5x
Net Debt+Pref /EBITDA 9.2x
Net Debt/TEV 45.8%
Avg. Maturity (yrs) 4.5
Unencumbered assets 2
Corporate liquidity (MM) $200.0
Mix of Debt
Bank Debt
42.8%
Life Insurance Co.
28.7%
CMBS
28.5%
$114.9
$130.0
$96.9
$195.0
$359.7
$66.5
$145.8
$145.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank Life Co. CMBS Corporate
$300.0
Capacity
$275.8
$456.6
$148.9
$124.9
$220.0
$173.5
$614.5
$194.8
$358.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank Life Co. CMBS Corporate
$834.5
$875.2
January 1, 2010
September 30, 2012
BEE’s balance sheet is structured for growth
Strong Recapitalized Balance Sheet ($ in millions)
Note:  Assumes full extension periods for all loans.
(a) EBITDA reflects mid-point of 2012 guidance range.
Key Stats
Net Debt/EBITDA 14.3x
Net Debt+Pref /EBITDA 17.4x
Net Debt/TEV 76.9%
Avg. Maturity (yrs) 3.4
Unencumbered assets 0
Corporate liquidity (MM) $105.0
Mix of Debt
Bank Debt 18.5%
Life Insurance Co. 26.6%
CMBS 54.8%

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

3
rd
Quarter 2012 Results (EBITDA in millions)

(a) Portfolio excludes the JW Marriott Essex House
(b) Margins exclude a $2.7 million real estate tax charge at the Hotel del Coronado
(a)
(b)
2011 Actual 2012 Actual
Operations
(Total United States Portfolio)
ADR $258 5.2% $272
RevPAR $198 5.8% $209
Total RevPAR $352 5.7% $372
EBITDA Margins 24.1% 110 bps 25.2%
Corporate Results
Comparable EBITDA $43.6 6.7% $46.6
Comparable FFO / share $0.06 36.0% $0.08

Year to Date 2012 Results (EBITDA in millions)

(a) Portfolio excludes the JW Marriott Essex House
(a)
2011 Actual 2012 Actual
Operations
(Total United States Portfolio)
ADR $247 5.5% $260
RevPAR $178 7.7% $192
Total RevPAR $337 6.7% $360
EBITDA Margins 22.1% 130 bps 23.4%
Corporate Results
Comparable EBITDA $114.8 13.8% $130.7
Comparable FFO / share $0.09 123.6% $0.21

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

(a) Portfolio excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
(b) 2011 Comparable FFO / share excludes one-time gain associated with preferred equity tender
2012 Guidance (EBITDA in millions)
(b)

2011 Actual 2012 Guidance
Operations
(Same Store N.A. Portfolio) (a)
RevPAR $170
6%-8%
$180-$183
Total RevPAR $314
5%-7%
$330-$336
EBITDA Margins 21.1%
100 - 175bps
22.1%-22.9%
Corporate Results
Comparable EBITDA $155
7%-16%
$165-$180
Comparable FFO / share $0.14
50%-107%
$0.21-$0.29

o
The only pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in pristine condition
o
Embedded organic growth through revenue growth and ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, approximately $750,000 per key
o
Balance sheet positioned for growth
The best investment proposition in the lodging space
BEE’s Unique Value Proposition

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Disclaimer

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-
looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,”
“should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results.  Forward-looking statements are not guarantees of future performance.  Actual results could differ materially from the Company’s projections.
Factors that may contribute to these differences include, but are not limited to the following:  the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with the
Company’s investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the
Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a
REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations;
legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and
litigation, judgments or settlements.
Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the
Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations

Reconciliation of Net Debt / TEV
($ in 000s)
YE 2009
(a)
3Q 2012
Consolidated Debt $1,658,745 $1,309,347
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (138,648)
Cash and cash equivalents (116,310) (82,048)
Net Debt $1,718,195 $1,300,926
  Market Capitalization $144,966 $1,248,704
  Total Debt 1,834,505 1,382,974
  Preferred Equity 370,236 289,102
  Cash and cash equivalents (116,310) (82,048)
Total Enterprise Value $2,233,397 $2,838,732
Net Debt / Enterprise Value 76.9% 45.8%
(a)  All figures taken from year-end 2009 financial statements.
Reconciliation of Net Debt / EBITDA
($ in 000s)
YE 2009
(a)
3Q 2012
(b)
Consolidated debt $1,658,745 $1,309,347
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (138,648)
Cash and cash equivalents (116,310) (82,048)
Net Debt $1,718,195 $1,300,926
Comparable EBITDA $119,953 $172,500
Net Debt / EBITDA 14.3x 7.5x
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range.
Reconciliation of Net Debt + Preferred Equity / EBITDA
($ in 000s)
YE 2009
(a)
3Q 2012
(b)
   Preferred equity capitalization $370,236 $289,102
Consolidated debt 1,658,745 1,309,347
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (138,648)
Cash and cash equivalents (116,310) (82,048)
Net Debt + Preferreds $2,088,431 $1,590,028
Comparable EBITDA $119,953 $172,500
Net Debt + Preferreds / EBITDA 17.4x 9.2x
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range.

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations

2012 2011 2012 2011
Net loss attributable to SHR common shareholders (8,557) $       (11,902) $      (43,071) $       (7,771) $
Depreciation and amortization 25,649           25,526            76,416             86,222
Interest expense 19,942           21,838            58,627             67,148
Income taxes - continuing operations (600)                867                  215                   279
Income taxes - discontinued operations -                  -                   -                    379
Noncontrolling interests (17)                  (16)                   (126)                  70
Adjustments from consolidated affiliates (1,879)            (1,248)             (4,382)               (5,431)
Adjustments from unconsolidated affiliates 7,036             7,162               20,606             16,293
Preferred shareholder dividends 6,042             7,721               18,125             23,164
EBITDA 47,616           49,948            126,410           180,353
Realized portion of deferred gain on sale-leaseback - continuing operations (49)                  (42)                   (150)                  (151)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                  -                   -                    (1,214)
Gain on sale of assets - continuing operations -                  -                   -                    (2,640)
Loss (gain) on sale of assets -  discontinued operations -                  35                    -                    (100,930)
Loss on early extinguishment of debt -                  399                  -                    1,237
Loss on early termination of derivative financial instruments -                  -                   -                    29,242
Foreign currency exchange loss (gain) - continuing operations (a) 996                 209                  1,169                (77)
Foreign currency exchange loss (gain) - discontinued operations (a) -                  -                   535                   (51)
Adjustment for Value Creation Plan (2,013)            (6,921)             2,759                9,078
Comparable EBITDA 46,550 $        43,628 $         130,723 $        114,847 $
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
September 30, September 30,
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)
Three Months Ended Nine Months Ended

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations

2012 2011 2012 2011
Net loss attributable to SHR common shareholders (8,557) $           (11,902) $     (43,071) $       (7,771) $
Depreciation and amortization 25,649                25,526            76,416             86,222
Corporate depreciation (260)                    (279)                (789)                  (868)
Gain on sale of assets - continuing operations -                      -                  -                    (2,640)
Loss (gain) on sale of assets - discontinued operations -                      35                    -                    (100,930)
Realized portion of deferred gain on sale-leaseback - continuing operations (49)                      (42)                  (150)                  (151)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                      -                  -                    (1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks -                      -                  -                    379
Noncontrolling interests adjustments (121)                    (134)                (374)                  (440)
Adjustments from consolidated affiliates (859)                    (663)                (2,185)               (3,822)
Adjustments from unconsolidated affiliates 3,792                  3,770               11,335             8,023
FFO 19,595                16,311            41,182             (23,212)
Redeemable noncontrolling interests 104                     118                  248                   510
FFO - Fully Diluted 19,699                16,429            41,430             (22,702)
Non-cash mark to market of interest rate swaps (1,688)                 1,146               (4,405)               (487)
Loss on early extinguishment of debt -                      399                  -                    1,237
Loss on early termination of derivative financial instruments -                      -                  -                    29,242
Foreign currency exchange loss (gain) - continuing operations (a) 996                     209                  1,169                (77)
Foreign currency exchange loss (gain) - discontinued operations (a) -                      -                  535                   (51)
Adjustment for Value Creation Plan (2,013)                 (6,921)            2,759                9,078
Comparable FFO 16,994 $            11,262 $         41,488 $          16,240 $
Comparable FFO per diluted share 0.08 $                 0.06 $              0.21 $               0.09 $
Weighted average diluted shares (b) 208,696             188,097          201,050           175,974
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(b) Excludes shares related to the JW Marriott Essex House Hotel put option.
Reconciliation of Loss Attributable to SHR Common Shareholders to
(in thousands, except per share data)
September 30, September 30,
Three Months Ended Nine Months Ended
Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations

Operational Guidance
Low Range High Range
North American same store Total RevPAR growth (a) 5.0% 7.0%
North American same store RevPAR growth (a) 6.0% 8.0%
(a) Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four
Seasons Silicon Valley hotels, which were acquired in 2011.
Comparable EBITDA Guidance Low Range High Range
Net loss attributable to common shareholders (81.4) $            (66.4) $
Depreciation and amortization 112.0 112.0
Interest expense 82.6 82.6
Income taxes 0.9 0.9
Noncontrolling interests (0.3) (0.3)
Adjustments from consolidated affiliates (5.8) (5.8)
Adjustments from unconsolidated affiliates 28.0 28.0
Preferred shareholder dividends 24.2 24.2
Realized portion of deferred gain on sale-leasebacks (0.2) (0.2)
Adjustment for Value Creation Plan 4.8 4.8
Other adjustments 0.2 0.2
Comparable EBITDA 165.0 $           180.0 $
Comparable FFO Guidance Low Range High Range
Net loss attributable to common shareholders (81.4) $            (66.4) $
Depreciation and amortization 110.8 110.8
Realized portion of deferred gain on sale-leasebacks (0.2) (0.2)
Noncontrolling interests (0.3) (0.2)
Adjustments from consolidated affiliates (2.8) (2.8)
Adjustments from unconsolidated affiliates 15.4 15.4
Adjustment for Value Creation Plan 4.8 4.8
Other adjustments (2.5) (2.5)
Comparable FFO 43.8 $              58.9 $
Comparable FFO per diluted share 0.21 $              0.29 $
December 31, 2012
Year Ended
December 31, 2012
Year Ended
2012 Guidance
(in millions, except per share data)
Year Ended
December 31, 2012

Thank You